UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

TTM Technologies
(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2630 South Harbor Boulevard, Santa Ana, CA	92704
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 327-3000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Company is furnishing this Report on Form 8-K in connection with the disclosure of textual information in the form of a press release released on April 30, 2009.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report is available on the Company's website located at www.ttmtech.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.     Press Release from the registrant, dated April 30, 2009.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM Technologies (Registrant)
April 30, 2009 (Date)	/s/ STEVEN W. RICHARDS Steven W. Richards Executive Vice President and Chief Financial Officer